Securities and Exchange Commission
                              Washington, DC 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO CERTAIN 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  EAGLE BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States of America                     Application Pending
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(State of Incorporation of Organization)    (I.R.S. Employer Identification No.)

    1400 Prospect Avenue, Helena, MT                        59601
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(Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box.  [ ]                                   box.  [X]

Securities Act Registration Statement file number to which this form relates:
                                   333-93077

Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange on
Title of Each Class to be so Registered     Which Each Class is to be Registered
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                  None
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)

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

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

Incorporated by reference to the portion of the Prospectus under the heading "Description of Capital Stock," filed on February 23, 2000, pursuant to Rule 424 of the Securities Act of 1933, as amended.


Item 2.  Exhibits.
         ---------

The following exhibits are filed as part of this Registration Statement or are incorporated herein by reference:

Exhibit Number     Description
--------------     -----------

      1. Pre-Effective Amendment No. Two to the Registration Statement on Form SB-2 (Registration Number 333-93077) dated February 9, 2000, is hereby incorporated by reference.

      2. Charter, filed as Exhibit 3.1 to Registration Statement on Form SB-2 (Registration Number 333-93077) dated December 20, 1999, is hereby incorporated by reference.

      3. Bylaws, filed as Exhibit 3.2 to Registration Statement on Form SB-2 (Registration Number 333-93077) dated December 20, 1999, is hereby incorporated by reference.

      4. Specimen Stock Certificate, filed as Exhibit 4 to Registration Statement on Form SB-2 (Registration Number 333-93077) dated December 20, 1999, is hereby incorporated by reference.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        EAGLE BANCORP


                                        By: /s/
                                            ------------------------------------
                                            Larry A. Dreyer
                                            President & CEO

Dated: February 23, 2000